                                                                      Exhibit 99

                        Banc of America Securities [LOGO]


                    Banc of America Mortgage Securities, Inc.
                              BOAMS 2004-3 Group 1
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description

       Product                                   30 Year Jumbo Fixed
       Amount                                            430 million +/-10%
       Settle                                         March 30, 2004
       Gross WAC                                               5.81% +/-5bps
       WAC Range                                      Approx 285 bps
       WAM                                                       359 +/-1 mo
       Weighted Average LTV                               Approx 67%
       Average Loan Balance                                 $515,000 +/-$20,000
       Property Type                  SFR and PUD Detach: Approx 94%
       Occupancy                                  Approx 95% Primary
       Delinquency                                       All Current
       Loan Purpose                              Approx 13% cash-out
       State Concentration                                 ***50% CA
       Expected Rating Agencies         Two of Moody's, S&P or Fitch

*** denotes less than or equal to

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        Banc of America Securities [LOGO]

                    Banc of America Mortgage Securities, Inc.
                    BOAA 2004-3 Group 1 (Non-Owner Occupied)
                     30 Year Alternative Fixed Rate Product
                             Collateral Description

     Product                              Alternative 30 Year Fixed
     Amount                                             116 million +/-5%
     Settle                                          March 30, 2004
     Gross WAC                                                6.04% +/-10bps
     WAC Range                                       Approx 225 bps
     WAM                                                        358 +/-2 mos
     Weighted Average LTV                                Approx 68%
     Average Loan Balance                                  $128,000 +/-$20,000
     Property Type                SFR, 2-Family, & Condo Approx 80%
     Occupancy                                  Approx 98% Investor
     Delinquency                                        All Current
     Loan Purpose                               Approx 34% cash-out
     State Concentration                                  ***41% CA
     Expected Rating Agencies          Two of Moody's, S&P or Fitch

*** denotes less than or equal to

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is f urnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        Banc of America Securities [LOGO]


                    Banc of America Mortgage Securities, Inc.
                              BOAMS 2004-3 Group 2
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description

     Product                                     30 Year Jumbo Fixed
     Amount                                              322 million +/-10%
     Settle                                           March 30, 2004
     Gross WAC                                                 5.81% +/-5bps
     WAC Range                                        Approx 100 bps
     WAM                                                         359 +/-1 mo
     Weighted Average LTV                                 Approx 63%
     Average Loan Balance                                   $538,000 +/-$10,000
     Property Type                    SFR and PUD Detach: Approx 91%
     Occupancy                                    Approx 99% Primary
     Delinquency                                         All Current
     Loan Purpose                                Approx 12% cash-out
     State Concentration                                     100% CA
     Expected Rating Agencies           Two of Moody's, S&P or Fitch

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Banc of America Securities [LOGO]

                    Banc of America Mortgage Securities, Inc.
            BOAA 2004-3 Group 2 (Conforming Balance - Owner Occupied)
                     30 Year Alternative Fixed Rate Product
                             Collateral Description

     Product                             Alternative 30 Year Fixed
     Amount                                             58 million +/-10%
     Settle                                         March 30, 2004
     Gross WAC                                               6.07% +/-10bps
     WAC Range                                      Approx 260 bps
     WAM                                                       359 +/-1 mo
     Weighted Average LTV                               Approx 80%
     Average Loan Balance                                 $161,000 +/- $10,000
     Property Type                      SFR, PUD Detach approx 84%
     Occupancy                                        100% Primary
     Delinquency                                       All Current
     Loan Purpose                              Approx 18% cash-out
     State Concentration                                 ***22% CA
     Expected Rating Agencies         Two of Moody's, S&P or Fitch

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Banc of America Securities [LOGO]

                    Banc of America Mortgage Securities, Inc.
                              BOAMS 2004-3 Group 3
                        15 Year Jumbo Fixed Rate Product
                             Collateral Description

     Product                                   15 Year Jumbo Fixed
     Amount                                            131 million +/-10%
     Settle                                         March 30, 2004
     Gross WAC                                               5.28% +/-5bps
     WAC Range                                      Approx 100 bps
     WAM                                                       178 +/-2 mos
     Weighted Average LTV                               Approx 56%
     Average Loan Balance                          Approx $537,000 +/- $20,000
     Property Type                  SFR and PUD Detach: Approx 95%
     Occupancy                                 Approx 89% Primary
     Delinquency                                       All Current
     Loan Purpose                              Approx 16% cash-out
     State Concentration                                   *50% CA
     Expected Rating Agencies         Two of Moody's, S&P or Fitch

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Banc of America Securities [LOGO]

                    Banc of America Mortgage Securities, Inc.
                  BOAA 2004-3 Group 3 (Non-Conforming Balance)
                     30 Year Alternative Fixed Rate Product
                             Collateral Description

     Product                             Alternative 30 Year Fixed
     Amount                                             40 million +/-10%
     Settle                                         March 30, 2004
     Gross WAC                                               5.94% +/-10bps
     WAC Range                                      Approx 130 bps
     WAM                                                       360
     Weighted Average LTV                               Approx 67%
     Average Loan Balance                                 $546,000 +/- $10,000
     Property Type               SFR, Condo, PUD Detach approx 96%
     Occupancy                                  Approx 84% Primary
     Delinquency                                       All Current
     Loan Purpose                              Approx 18% cash-out
     State Concentration                                 ***42% CA
     Expected Rating Agencies         Two of Moody's, S&P or Fitch

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        Banc of America Securities [LOGO]

                     Banc of America Alternative Loan Trust
                               BOAA 2004-2 Group 4
                     15 Year Alternative Fixed Rate Product
                             Collateral Description

    Product                                 Alternative 15 Year Fixed
    Amount                                                 66 million +/-5%
    Settle                                             March 30, 2004
    Gross WAC                                                   5.48%
    WAC Range                                          Approx 235 bps +/-10bps
    WAM                                                           179 +/-1 mo
    Weighted Average LTV                                   Approx 61%
    Average Loan Balance                               Approx 122,000 +/-10,000
    Property Type                SFR, 2-Family, PUD Detach approx 77%
    Occupancy                                     Approx 68% Investor
    Delinquency                                           All Current
    Loan Purpose                                  Approx 36% cash-out
    State Concentration                                 Approx 38% CA
    Expected Rating Agencies             Two of Moody's, S&P or Fitch

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        Banc of America Securities ]LOGO]

                    Banc of America Mortgage Securities, Inc.
                              BOAMS 2004-3 Group 4
                        15 Year Jumbo Fixed Rate Product
                             Collateral Description

      Product                                   15 Year Jumbo Fixed
      Amount                                       43 million +/-5%
      Settle                                         March 30, 2004
      Gross WAC                                               5.28% +/-10bps
      WAC Range                                      Approx 100 bps
      WAM                                                       177 +/-3 mos
      Weighted Average LTV                               Approx 50%
      Average Loan Balance                           Approx 540,000 +/- $10,000
      Property Type                          Approx 99% SFR and PUD
      Occupancy                                  Approx 96% Primary
      Delinquency                                       All Current
      Loan Purpose                              Approx 27% cash-out
      State Concentration                                   100% CA
      Expected Rating Agencies         Two of Moody's, S&P or Fitch

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.